UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – DECEMEBER 6, 2011

ARDENT MINES LIMITED

(Exact name of Registrant as specified in its charter)

NEVADA	000-50994	88-0471870
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Wall Street, 21st Floor

New York, NY 10005

(Address of principal executive offices)

855-273-3686

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Urmas Turu as Company Interim Chief Executive Officer

On December 6, 2011, Ardent Mines Limited (the “Company”) appointed Urmas Turu as its Interim Chief Executive Officer and as a Member of the Board of Directors.   Since 2006, Mr. Turu has been a partner in Mojave OU, an Estonian hospitality and entertainment firm.  Mr. Turu previously served as the Company’s President, Chief Executive Officer and Chief Financial Officer from February 12, 2009 until August 25, 2010.  He served as a member of the Company’s Board of Directors from February 12, 2009 until March 22, 2011.

The Company and Mr. Turu have mutually agreed that his compensation as an officer and director shall be determined at a later date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARDENT MINES LIMITED By: /s/ Luciano de Freitas Borges Name: Luciano de Freitas Borges Title: President

Date:  December 7, 2011

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